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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1999


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


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          Delaware                    0-14016                    77-0123732
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

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                              510 Cottonwood Drive
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 432-1700




          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On January 21, 1999, Maxtor Corporation publicly announced its operating results for the fourth fiscal quarter and fiscal year ended December 26, 1998.

     A copy of the press release announcing operating results for the fourth fiscal quarter and fiscal year ended December 26, 1998 is attached as Exhibit
99.1 and is incorporated herein by reference.

Exhibit
  No.    Description
------   -----------
99.1    Press Release dated January 21, 1999.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXTOR CORPORATION


Date:  January 21, 1999                By: /s/ GLENN H. STEVENS
                                          --------------------------------------
                                          Glenn H. Stevens
                                          Vice President, General Counsel and
                                          Secretary




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                                  EXHIBIT INDEX


Exhibit
   No.  Description
------  -----------
99.1    Press Release dated January 21, 1999.
